                                                                    Exhibit 10.3


                     THE PNC FINANCIAL SERVICES GROUP, INC.
                          KEY EXECUTIVE EQUITY PROGRAM

                              AMENDED AND RESTATED
                   (GENERALLY EFFECTIVE AS OF JANUARY 1, 2002)


         WHEREAS, The PNC Financial Services Group, Inc. (the "Corporation") through its predecessor, PNC Bank Corp., previously adopted and presently maintains the PNC Bank Corp. Supplemental Executive Life Insurance and Spouse's Benefit Plan (the "Plan") originally effective as of January 1, 1987;

         WHEREAS, the Corporation amended and restated the Plan in its entirety, effective January 1, 1999, to incorporate all prior amendments into the Plan document and make such other changes as deemed necessary or appropriate; and

         WHEREAS, the Corporation desires to amend and restate the Plan in its entirety, to be generally effective January 1, 2002, to embody changes in the benefits provided under the Plan and to make such other changes as are deemed necessary or appropriate; and

         WHEREAS, Section 7 of the Plan authorizes the Corporation to amend the Plan at any time.

         NOW, THEREFORE, in consideration of the foregoing, the Plan is hereby amended and restated in its entirety to read as follows:


                                    SECTION 1
                                    ---------

                                   DEFINITIONS
                                   -----------


1.1 "Annual Base Salary" means for the purpose of determining life insurance benefits, the biweekly rate of pay that is in effect at the time a Participant retires under the Pension Plan multiplied by 26.

1.2 "Beneficiary" means the person, persons, or entity designated as Beneficiary by the Participant in the records maintained for this Plan of the Prior Plans, or absent such designation, the Beneficiary designated by the Participant under the Employer's group life insurance plan, or, if no such designation exists, to the Participant's estate.

1.3      "Board" means the Board of Directors of the Corporation.

1.4 "Change in Control" has the meaning assigned such term in The PNC Financial Services Group, Inc. Supplemental Executive Retirement Plan, as amended from time to time.

1.5 "Committee" means the Personnel and Compensation Committee of the Board.

1.6 "Corporation" means The PNC Financial Services Group, Inc. and any successors thereto.

1.7 "Disability" means the Participant's eligibility to receive benefits under the Employer's long-term disability plan.

1.8 "Employer" means the Corporation and any Subsidiary that has been designated by the Plan Manager as an Employer hereunder.

1.9 "Executive Bonus Plan" means the incentive award plans designated by the Plan Manager as participating hereunder.

1.10 "Participant" means all persons who were Participants in the Prior Plans and, at the discretion of the Board, any other person employed by the Corporation and its Subsidiaries who has been designated to participate in the Plan.

1.11 "Pension Plan" means The PNC Financial Services Group, Inc. Pension Plan, as amended from time to time.

1.12 "Plan" means this The PNC Financial Services Group, Inc. Key Executive Equity Program.

1.13 "Plan Manager" means any individual designated by the Committee to manage the operation of the Plan as herein provided or to whom the Committee has duly delegated any of its duties and obligations hereunder.

1.14 "Prior Plans" means the Executive Group Life Insurance Plan of Pittsburgh National Bank, the Death Benefit Section of the Supplemental Excess Retirement Plan of Provident National Bank, the Supplemental Insurance Plan of Marine Bank and the Supplemental Insurance Plan of Northeastern Bank.

1.15 "Retirement" means that the Participant has attained at least age 55 and completed five years of Vesting Service.

1.16 "Subsidiary" means any business entity the equity of which (directly or indirectly) is owned 50% or more by the Corporation.

1.17 "Trust" means the grantor trust established by the Corporation to assist in funding its obligations under the Plan.

1.18     "Vesting Service" has the meaning assigned to such term in the Pension
         Plan.

                                    SECTION 2
                                    ---------

                                    BENEFITS
                                    --------


2.1      Pre-Retirement Life Insurance
         -----------------------------

         Except as provided in the following subparagraphs for Participants in Prior Plans, the pre-retirement life insurance benefit shall be equal to the amount of insurance elected by the Participant or assigned by the Employer.

         (a)      Pittsburgh National Bank
                  ------------------------

                  The benefit shall be an amount which is equal to the Annual Base Salary multiple elected by the Participant under the Executive Group Life Insurance Plan of Pittsburgh National Bank.

         (b)      Provident National Bank
                  -----------------------

                  The benefit shall be an amount equal to three times the Participant's Annual Base Salary rate in effect on January 30, 1985.

         (c)      Marine Bank
                  -----------

                  The benefit shall be an amount equal to three times the Participant's Annual Base Salary rate in effect on January 30, 1985.

2.2      Post-Retirement Life Insurance Benefit
         --------------------------------------

         Except as provided in the following subparagraphs for Participants in the Prior Plans, the post-retirement life insurance benefit shall be equal to an amount which is equal to the Participant's Annual Base Salary rate in effect immediately preceding the Participant's Retirement.

         (a)      Pittsburgh National Bank
                  ------------------------

                  The benefit shall be an amount which is equal to the multiple of the Annual Base Salary elected by the Participant under the Executive Group Life Insurance Plan of Pittsburgh National Bank.

         (b)      Marine Bank
                  -----------

                  The benefit shall be equal to three times the Annual Base Salary rate in effect on January 30, 1985.

         (c)      Northeastern Bank
                  -----------------

                  The benefit shall be equal to the face amount of the individually owned policy less amounts due Northeastern Bank to satisfy the insurance obligation.

2.3      Termination of Future Coverage For Designated Participants
         -----------------------------------------------------------

         Effective April 1, 2002, coverage under, and future participation in, the Plan, will cease for certain Participants who are identified and designated by the Corporation and who are given notice of the termination of future coverage prior to April 1, 2002. The accumulated cash surrender value, if any, on individual policies of insurance covering such designated Participants shall be calculated as of April 1, 2002. The accumulated cash surrender value determined as of April 1, 2002 shall be the sole benefit payable to such designated Participants in accordance with the terms of the Plan and policies, provided other conditions for payment as set forth in the Plan and policies have been satisfied by any such designated Participant

                                    SECTION 3
                                    ---------

                             RIGHTS OF PARTICIPANTS
                             ----------------------


No Beneficiary shall have any rights to any payment under this Plan except at the death of the Participant, and in no event shall the interests of Participants or Beneficiaries under this Plan be in any way subject to their debts or other obligations and may not be voluntarily or involuntarily sold, transferred or assigned without the express written consent of the Corporation.


                                    SECTION 4
                                    ---------

                            TERMINATION OF EMPLOYMENT
                            -------------------------


If a Participant's employment with the Employer is terminated for any reason other than Retirement, Disability or death, all benefits provided by this Plan shall cease.


                                    SECTION 5
                                    ---------

                                   TRUST FUND
                                   ----------

No assets of the Corporation or any Employer shall be segregated or earmarked in respect to any benefits, and all such benefits shall constitute unsecured contractual obligations of the Employer. If the Corporation chooses to contribute to the Trust to offset its oblation under this Plan, all assets or property held by the Trust shall at all times remain subject to claims of the general creditors of the Corporation or any Employer.

                                    SECTION 6
                                    ---------

                                CLAIMS PROCEDURE
                                ----------------


6.1      Initial Claim
         -------------

         Claims for benefits under the Plan shall be filed with the Plan Manager. If any Participant or Beneficiary claims to be entitled to a benefit under the Plan and the Plan Manager determines that such claim should be denied in whole or in part, the Plan Manager shall notify such person of its decision in writing. Such notification will be written in a manner calculated to be understood by such person and will contain (i) specific reasons for the denial, (ii) specific reference to pertinent Plan provisions, (iii) a description of any additional material or information necessary for such person to perfect such claim and an explanation of why such material or information is necessary and
         (iv) information as to the steps to be taken if the person wishes to submit a request for review. Such notification will be given within 60 days after the claim is received by the Plan Manager. If such notification is not given within such period, the claim will be considered denied as of the last day of such period and such person may request a review of his or her claim.

6.2      Review Procedure
         ----------------

         Within 60 days after the date on which a Participant or Beneficiary receives a written notice of a denied claim (or, if applicable, within 60 days after the date on which such denial is considered to have occurred) such person (or his or her duly authorized representative) may (i) file a written request with the Committee for a review of his or her denied claim and of pertinent documents and (ii) submit written issues and comments to the Committee. The Committee will notify such person of its decision in writing. Such notification will be written in a manner calculated to be understood by such person and will contain specific reasons for the decision as well as specific references to pertinent Plan provisions. The decision on review will be made within 60 days after the request for review is received by the Committee. If the decision on review is not made within such period, the claim will be considered denied.

6.3      Claims and Review Procedure Not Mandatory After a Change in Control
         -------------------------------------------------------------------

         After the occurrence of a Change in Control, the claims procedure and review procedure provided for in this section 6 shall be provided for the use and benefit of Participants who may choose to use such procedures, but compliance with the provisions of this section 6 shall not be mandatory for any Participant claiming benefits after a Change in Control. It shall not be necessary for any Participant to exhaust these procedures and remedies after a Change in Control prior to bringing any legal claim or action, or asserting any other demand, for payments or other benefits to which such Employee claims entitlement.

                                    SECTION 7
                                    ---------

                            AMENDMENT AND TERMINATION
                            -------------------------


The Plan may be amended or terminated by the Board at any time, and any Subsidiary that has adopted the Plan may withdraw from further participation in the Plan at any time; provided, however, that no such amendment, termination or withdrawal shall reduce or adversely affect any amounts due hereunder to the Beneficiary of a Participant.

After a Change in Control, the Plan may not be amended in any manner that adversely affects the administration or payment of a Participant's benefits hereunder (including but not limited to the timing and form or payment of benefits hereunder) without the consent of the Participant nor may the provisions of this section 7, section 8 or section 9 be amended after a Change in Control with respect to a Participant without the written consent of the Participant; provided, however, that the failure of a Participant to consent to any such amendment shall not impair the ability of the Committee to amend the Plan with respect to any other Participant who has consented to such amendment.


                                    SECTION 8
                                    ---------

                        CERTAIN REQUIRED POLICY TRANSFERS
                        ---------------------------------


If, after a Change in Control, either (i) the Plan is terminated and is not replaced by a plan that provides substantially equivalent benefits to Participants in this Plan or (ii) the Corporation ceases making premium payments on one or more of the split dollar life insurance policies (the "Split Dollar Policies") that cover Participants hereunder, then (x) in the case of a termination described in the precedent clause (i), all of the Split Dollar Policies shall be promptly transferred to the respective Participants on whose lives the policies were issued, and (y) in the case of a cessation of premium payments described in the preceding clause (ii), the Split Dollar Policies on which premiums have ceased shall be promptly transferred to the respective Participants on whose lives the policies were issued. Such transfers shall be made without the payment of any consideration by the affected Participants.

                                    SECTION 9
                                    ---------

                                   SUCCESSORS
                                   ----------


In addition to any obligations imposed by law upon any successor(s) to the Corporation and the Employers, the Corporation and the Employers shall be obligated to require any successor(s) (whether direct or indirect, by purchase, merger, consolidation, operation of law, or otherwise) to all or substantially all of the business and/or assets of the Corporation and the Employers to expressly assume and agree to perform this Plan in the same manner and to the same extent that the Corporation and the Employers would be required to perform it if no such succession had taken place; in the event of such a succession, references to "Corporation" and "Employers" herein shall thereafter be deemed to include such successor(s).


                                   SECTION 10
                                   ----------

                                 ADMINISTRATION
                                 --------------


This Plan shall be administered by the Committee, and it shall have the sole authority to resolve any questions which arise hereunder.


                                   SECTION 11
                                   ----------

                                  GOVERNING LAW
                                  -------------


This Plan shall be governed according to the laws of the Commonwealth of Pennsylvania to the extent not preempted by federal law.


                                   SECTION 12
                                   ----------

                               FUNDING OF BENEFITS
                               -------------------


In the sole discretion of the Corporation, the Corporation may establish a grantor trust and make contributions thereto for the purpose of providing a source of funds to pay benefits as they become due and payable hereunder; provided, however, that no such trust shall result in a Participant being required to include in gross income for federal income tax purposes any benefits payable hereunder prior to the date of actual payment. Notwithstanding the establishment of any such trust, a Participant's rights hereunder shall be solely those of a general unsecured creditor.

                                     * * * *


Executed and adopted by the Director of Human Resources of The PNC Financial Services Group, Inc. this 10th day of July, 2002


                                   /s/ William E. Rosner
                                   --------------------------------------------
                                   William E. Rosner, Senior Vice President and
                                   Director of Human Resources